                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October  19, 2004 (October 15, 2004)
                                                -------------------------------------

                            ENERGY WEST, INCORPORATED
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                              (Exact name of registrant as specified in its charter)

     MONTANA                      0-14183                    81-0141785
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(State or other jurisdiction    (Commission         (IRS Employer Identification No.)
    of incorporation)            File Number)

 1 First Avenue South, Great Falls, Montana                      59401
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code   406-791-7500
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a- 12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
    (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
    (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
Standard; Transfer of Listing.

         On October 19, 2004, the Company issued a press release announcing that on October 15, 2004, it received notice from the staff at Nasdaq indicating that the Company is not in compliance with Nasdaq's requirements for the continued
listing of the Company's common stock on the Nasdaq National Market due to the failure to timely file the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2004, as required under Marketplace Rule 4310(c)(14). The notice does not by itself result in immediate delisting of the Company's common stock. However, as of the opening of business on October 19, 2004, an "E" was appended to the end of the trading symbol "EWST" for the Company's common stock.

         In the notice, Nasdaq stated that unless the Company requests a hearing on Nasdaq's delisting notice, the Company's common stock will be delisted from
The Nasdaq National Market at the opening of business on October 26, 2004. The
Company will request a hearing with the Nasdaq Hearing Panel on this matter.
There can be no assurance that the Panel will grant the Company's request for continued listing. A timely request by the Company for a hearing will stay the delisting pending the hearing and a determination by the Nasdaq Hearing Panel.

Item 9.01 Financial Statements and Exhibits.

(c) EXHIBITS. The following exhibits are filed herewith:

              99.1 Press Release dated October 19, 2004

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ENERGY WEST, INCORPORATED

Date  October 19, 2004
                                      By: /s/  John C. Allen
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                                      Name:    John C. Allen
                                      Title:   Senior Vice President and General
                                               Counsel